UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 23, 2005

KLA-TENCOR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	000-09992	04-2564110
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

160 Rio Robles
San Jose, California 95134
(Address of principal executive offices, including zip code)

(408) 875-3000 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 23, 2005, KLA-Tencor Corporation (the “Company”) and Kenneth L. Schroeder, the Company’s President, Chief Executive Officer and Director entered into a new agreement (the “Agreement”) which replaces and supersedes both Mr. Schroeder’s existing Amended Retention and Non-Competition Agreement dated April 29, 1998 and the Addendum thereto dated November 15, 2001 (together, the “Prior Agreement”). The Agreement addresses Mr. Schroeder’s employment contract with the Company as President and Chief Executive Officer. The differences to the Prior Agreement that are material to the Company, which are generally subject to Mr. Schroeder not violating his agreement not to compete with the Company, are as follows:

•	Extending the term of Mr. Schroeder’s part-time employment following his full-time employment from three years to five years (which allows the corresponding continued vesting of his equity awards);

•	Allows all equity awards to continue vesting during Mr. Schroeder’s part-time employment rather than just those equity awards granted more than twelve months prior to the date upon which he commences part-time employment;

•	Most equity awards which are granted to Mr. Schroeder on and subsequent to September 21, 2004 will have certain termination, acceleration and exercisability extension provisions depending upon the circumstances under which Mr. Schroeder ceases to be Chief Executive Officer and/or terminates employment; and

•	The “double-trigger” vesting acceleration protection upon certain terminations of Mr. Schroeder’s employment following a change in control of the Company includes all equity awards instead of only stock options.

The Agreement is attached as Exhibit 10.01 to this current report on Form 8-K and the information set forth therein is incorporated by reference into this Current Report.

Item 1.02 Termination of a Material Definitive Agreement

The Agreement replaces and supersedes in its entirety the Prior Agreement.

For a description of the Prior Agreement, please see our proxy statement filed with the Securities and Exchange Commission on September 9, 2004.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description

10.01	Agreement by and between KLA-Tencor Corporation and Kenneth L. Schroeder dated as of February 23, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

By:	/s/ John H. Kispert

JOHN H. KISPERT
EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

Date: February 23, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.01	Agreement by and between KLA-Tencor Corporation and Kenneth L. Schroeder dated as of February 23, 2005